UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

November 14, 2024

Date of Report (Date of earliest event reported)

O-I GLASS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	OI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.04.	TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLAN

On November 12, 2024, O-I Glass, Inc. (the “Company”) sent a notice to participants in the Company’s Eighth Amended and Restated Owens-Illinois Stock Purchase and Savings Plan and the Seventh Amended and Restated Owens-Illinois Long Term Savings Plan (together, the “401(k) Plans”) informing them that each of the 401(k) Plans is changing its investment fund-trading platform. The notice stated that, as a result of this change, participants in the 401(k) Plans will be unable to change investment elections or obtain a distribution during a period starting on December 23, 2024 and ending during the week of January 19, 2025. This period is referred to herein as the “Blackout Period.”

On November 14, 2024, the Company sent a notice to its directors and executive officers informing them that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s rules promulgated thereunder, they would be prohibited from purchasing or selling certain shares of the Company’s Common Stock (including derivative securities pertaining to such shares) on the open market or otherwise during the Blackout Period.

The notice is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company provided such notice to its directors and executive officers within five business days of November 12, 2024, which is the date the notices were mailed to 401(k) Plan participants and that the administrator of the 401(k) Plan notified the Company of the Blackout Period.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)                           Exhibits.

Exhibit No.	Description
99.1	Notice to Directors and Executive Officers Regarding 401(k) Plans Blackout Period and Restrictions on Ability to Trade in Company Securities
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O-I GLASS, INC.

Date: November 14, 2024	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and Chief Financial Officer